UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 17, 2005

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214                14-0462060
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 17, 2005, the Compensation Committee of the Registrant's Board of Directors approved the following cash bonuses for 2004 pursuant to the Registrant's Annual Bonus Program for the Registrant's chief executive officer and the four other most highly compensated executive officers during such year:

            Officer                                          2004 Bonus
            -------                                          ----------

            Frank R. Schmeler                                  $250,000
            Michael C. Nahl                                     130,000
            Michel J. Bacon                                     130,000
            Edward Walther                                      127,100
            William M. McCarthy                                 125,000

The Committee has also established target 2005 cash bonuses for Messrs. Schmeler, Nahl and McCarthy pursuant to the Registrant's Annual Bonus Program as follows:

            Officer                                   2005 Target Bonus
            -------                                   -----------------

            Frank R. Schmeler                                  $362,500
            Michael C. Nahl                                     193,600
            William M. McCarthy                                 193,600


The Committee determined that cash bonuses for 2005 would be based, as in 2004, on the Registrant's performance with respect to operating income, share of market and management of inventories and accounts receivable. A cash bonus equal to the target amount will generally be paid if the Committee determines that appropriate performance levels in each of these areas has been achieved. Lesser bonuses may be paid if such performance is not achieved and larger bonuses if performance exceeds such levels. The Committee further determined, however, that it would reserve the right to exercise its discretion, after the close of the 2005 fiscal year, as in prior years, to determine to what extent cash bonuses had been earned, and reserved the right to take individual performance factors (including, for example, the possible adverse impact during the year of cost-reduction, plant closings or downsizings and other restructuring-related activities in specific divisions, regions or business lines) into account, and to employ both objective and subjective criteria in determining the final bonuses.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALBANY INTERNATIONAL CORP.

                                                By: /s/ Michael C. Nahl
                                                    ----------------------------
                                                Name: Michael C. Nahl
                                                Title: Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

Date: February 24, 2005